UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2017

KLR ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47- 5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

18th Floor

Houston, TX, 77002

(address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: (713) 654-8080

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

KLR Energy Acquisition Corp. (“KLRE” or the “Company”) announced today that it has set a record date of March 28, 2017 for and in advance of its special meeting of stockholders to be held with respect to its proposed business combination (the “Business Combination”) with Tema Oil and Gas Company (“Tema”) pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”) between Tema and the Company. The meeting date will be announced when it is set by the Board of Directors of the Company.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: KLRE’s ability to consummate the Business Combination and related private placement; the benefits of the Business Combination; the future financial performance of KLRE following the Business Combination; changes in Tema’s reserves and future operating results; and expansion plans and opportunities. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing KLRE’s views as of any subsequent date, and KLRE does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, KLRE’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the Business Combination or the private placement or give rise to the termination of the Business Combination Agreement; (ii) the outcome of any legal proceedings that may be instituted against KLRE following announcement of the Business Combination and transactions contemplated thereby; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of KLRE, or other conditions to closing in the Business Combination Agreement; (iv) the risk that the Business Combination disrupts current plans and operations of KLRE or Tema as a result of the announcement and consummation of the transactions described herein; (v) KLRE’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of KLRE to grow and manage growth profitably following the Business Combination; (vi) costs related to the Business Combination; (vii) changes in applicable laws or regulations; (viii) the possibility that KLRE or Tema may be adversely affected by other economic, business, and/or competitive factors, including, but not limited to, future trends in energy markets and commodity prices; and (ix) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (“SEC”) by KLRE.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Registration Statement on Form S-1, as amended, which was initially filed with the SEC on January 19, 2016, and in the preliminary proxy statement filed by KLRE with the SEC on March 6, 2017. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. KLRE and Tema disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information about the Transaction and Where to Find It

In connection with the Business Combination, KLRE filed a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of

KLRE are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with KLRE’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and related transactions because the proxy statement will contain important information about the transactions, the parties thereto and risk factors that may affect investors. The definitive proxy statement will be mailed to stockholders of KLRE as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: KLR Energy Acquisition Corp., 811 Main Street, 18th Floor, Houston, Texas 77002, Attn: Gary C. Hanna.

Participants in the Solicitation

KLRE, Tema, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of KLRE stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in KLRE of directors and officers of KLRE in KLRE’s Registration Statement on Form S-1, as amended, which was initially filed with the SEC on January 19, 2016, and the preliminary proxy statement filed with the SEC on March 6, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to KLRE’s stockholders in connection with the Business Combination will be set forth in the proxy statement for the Business Combination when available. Information concerning the interests of KLRE’s and Tema’s participants in the solicitation, which may, in some cases, be different than those of KLRE’s and Tema’s stockholders generally, are set forth in the proxy statement relating to the Business Combination.

Disclaimer

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2017

KLR Energy Acquisition Corp.

By:	/s/ Gary C. Hanna
Name:	Gary C. Hanna
Title:	Chief Executive Officer

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